UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22493

Ramius IDF Master Fund LLC
830 Third Avenue, 4th Floor
New York, NY  10022
 (Address of principal executive offices)

Ramius Alternative Solutions LLC
830 Third Avenue, 4th Floor
New York, NY  10022
 (Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 845-7900

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Item 1.  Reports to Stockholders.

Ramius IDF Master Fund LLC
(a Delaware Limited Liability Company)
Financial Statements

For the Year Ended March 31, 2015

Ramius IDF Master Fund LLC
(a Delaware Limited Liability Company)

For the Year Ended March 31, 2015

Table of Contents

Report of Independent Registered Public Accounting Firm	1
Schedule of Investments	2
Statement of Assets, Liabilities and Members’ Equity - Net Assets	3
Statement of Operations	4
Statements of Changes in Members’ Equity - Net Assets	5
Statement of Cash Flows	6
Financial Highlights	7
Notes to Financial Statements	8-15
Fund Management (unaudited)	16-17
Other Information (unaudited)	18

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members of Ramius IDF Master Fund LLC:

In our opinion, the accompanying statement of assets and liabilities and members’ equity - net assets, including the schedule of investments, and the related statements of operations, of cash flows and of changes in members’ equity' - net assets and the financial highlights present fairly, in all material respects, the financial position of Ramius IDF Master Fund LLC (the "Fund") at March 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its members' equity - net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity' with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management, Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2015 by correspondence with the underlying investment funds or the application of alternative audit procedures where such confirmations were not received, provide a reasonable basis for our opinion.

May 28, 2015

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017 T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Ramius IDF Master Fund LLC
Schedule of Investments - March 31, 2015

INVESTMENT OBJECTIVE AS A PERCENTAGE OF TOTAL INVESTMENT FUNDS
Percentages are as follows:

Investments in Investment Funds - 85.3%	Cost	Fair Value	% of Members’ Equity-Net Assets	Liquidity

Credit Based
Anchorage Capital Partners, LP (a)	$2,500,000	$2,523,943	5.6%	(d)
Aristeia Partners, LP (a)	2,200,000	1,995,243	4.4%	(d)
Chatham Asset Partners High Yield Fund, LP (a)	1,550,000	1,873,763	4.2%	(d)
Waterfall Eden Fund, LP (a)	2,000,000	2,350,594	5.2%	(d)
Total Credit Based Funds	8,250,000	8,743,543	19.4%

Event Driven
Jet Capital Concentrated Fund, LP (a)	1,750,000	2,098,553	4.7%	(c)
Luxor Capital Partners, LP (a)	624,988	633,148	1.4%	(d)
Magnetar Global Event Driven Fund LLC(a)	1,550,000	1,785,995	4.0%	(d)
Oceanwood Global Opportunities Fund, LP(a)	2,150,000	2,584,141	5.7%	(d)
Trian Partners, LP (a)	1,400,000	1,955,048	4.3%	(d)
Total Event Driven Funds	7,474,988	9,056,885	20.1%

Global Macro
Caxton Global Investments (USA) LLC (a)	2,300,000	2,632,858	5.8%	(d)
Pharo Macro Fund, Ltd.(a)	1,500,000	1,672,531	3.7%	(d)
Prologue Delaware Feeder Fund, LP (a)	1,550,000	1,635,871	3.6%	(d)
Total Global Macro Funds	5,350,000	5,941,260	13.1%

Hedged Equity
Amazon Market Neutral Fund Ltd. (a)	1,800,000	1,867,317	4.1%	(c)
Ascend Partners Fund II, LP (a)	2,500,000	2,790,418	6.2%	(c)
Atlas Institutional Fund, LLC (a)	2,250,000	2,726,203	6.0%	(d)
Criterion Horizons Fund, LP (a)	2,000,000	2,327,023	5.2%	(c)
Marcato, LP(a)	1,000,000	1,288,183	2.9%	(d)
Total Hedged Equity Funds	9,550,000	10,999,144	24.4%

Managed Futures
BlueTrend Fund LP (a)	1,500,000	1,667,479	3.7%	(c)
Total Managed Futures Funds	1,500,000	1,667,479	3.7%

Multi-Strategy
AQR Delta Fund II, LP (a)	1,750,000	2,060,003	4.6%	(b)
Total Multi-Strategy Funds	1,750,000	2,060,003	4.6%
Total Investments in Investment Funds (cost $33,874,988)		38,468,314	85.3%
Other Assets in Excess of Liabilities		6,633,426	14.7%
Members’ Equity		$45,101,740	100.0%

(a)	Non-income producing.
(b)	The Investment Fund has semi-monthly liquidity.
(c)	The Investment Fund has monthly liquidity.
(d)	The Investment Fund has quarterly liquidity.

The accompanying notes are integral parts of these Financial Statements.

Ramius IDF Master Fund LLC
(a Delaware Limited Liability Company)
Statement of Assets, Liabilities and Members’ Equity - Net Assets
March 31, 2015

Assets
Investments in Investment Funds, at fair value (cost $33,874,988)	$38,468,314
Cash	809,385
Receivable for Investment Funds sold	5,954,819
Prepaid Assets	7

Total Assets	$45,232,525

Liabilities
Advisory Fee payable	82,517
Audit Fee payable	37,080
Directors Fee payable	3,750
Compliance Fee payable	3,000
Insurance payable	2,257
Custody Fee payable	1,292
Regulatory Filing payable	889

Total Liabilities	130,785

Members’ Equity - Net Assets	45,101,740

Total Liabilities and Members’ Equity - Net Assets	$45,232,525

Members’ Equity - Net Assets consists of:
Members’ Equity Paid-in	$40,929,562
Accumulated net investment loss	(1,583,132)
Accumulated net realized gain on investments	1,161,984
Accumulated net unrealized appreciation on investments	4,593,326

Total Members’ Equity - Net Assets	$45,101,740

The accompanying notes are integral parts of these Financial Statements.

Ramius IDF Master Fund LLC
(a Delaware Limited Liability Company)
Statement of Operations
For the Year Ended March 31, 2015

Operating Expenses
Advisory Fee	$299,805
Legal Fee	101,719
Administration Fee	87,000
Audit Fee	51,676
Compliance Fee	37,274
Directors’ Fee	15,000
Custody Fee	11,088
Insurance Fee	4,961
Other Fees	4,367
Total Operating Expenses	612,890

Net Expenses	612,890

Net Investment Loss	(612,890)

Net Realized Gain and Change in Unrealized Appreciation on Investments
Net Realized Gain on Investments	675,326

Net Change in Accumulated Unrealized Appreciation on Investments	1,071,680

Net Realized Gain and Change in Unrealized Appreciation on Investments	1,747,006

Net Increase in Members’ Equity - Net Assets Resulting From Operations	$1,134,116

The accompanying notes are integral parts of these Financial Statements.

Ramius IDF Master Fund LLC
(a Delaware Limited Liability Company)
Statement of Changes in Members’ Equity - Net Assets

	Year Ended March 31, 2015	Year Ended March 31, 2014

Operations
Net investment loss	$(612,890)	$(457,090)
Net realized gain on investments	675,326	454,326
Net change in accumulated unrealized appreciation on investments	1,071,680	2,038,755
Net Increase in Members’ Equity - Net Assets Resulting From Operations	1,134,116	2,035,991

Members’ Equity - Net Assets Transactions
Equity contributions	7,610,308	9,289,196
Equity withdrawals	(26,308)	(216,700)
Net Increase in Members’ Equity - Net Assets Resulting From Equity Transactions	7,584,000	9,072,496

Increase in Members’ Equity - Net Assets	8,718,116	11,108,487

Members’ Equity - Net Assets
Beginning of year	36,383,624	25,275,137
End of year	$45,101,740	$36,383,624

The accompanying notes are integral parts of these Financial Statements.

Ramius IDF Master Fund LLC
(a Delaware Limited Liability Company)
Statement of Cash Flows
For the Year Ended March 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Members’ Equity - Net Assets Resulting from Operations	$1,134,116
Adjustments to reconcile Net Increase in Members’ Equity - Net Assets Resulting from
Operations to net cash used in operating activities:
Net change in accumulated unrealized appreciation on Investments	(1,071,680)
Net realized gain on Investments	(675,326)
Purchases of Interests in Investment Funds	(12,850,000)
Proceeds of Sales of Interests in Investment Funds	3,461,566
Increase in Advisory fee payable	16,085
Increase in Audit fee payable	19,960
Increase in Insurance payable	2,257
Increase in Regulatory Filing payable	889
Decrease in Compliance fee payable	(9,000)
Decrease in Custody fee payable	(41)

Net Cash Used in Operating Activities	(9,971,174)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Members’ equity contributions	7,610,308
Payments for Members’ equity tenders	(26,308)

Net Cash Provided by Financing Activities	7,584,000

Net change in cash	(2,387,174)

Cash at beginning of year	3,196,559

Cash at end of year	$809,385

The accompanying notes are integral parts of these Financial Statements.

Ramius IDF Master Fund LLC
(a Delaware Limited Liability Company)
Financial Highlights

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	Period from Commencement of Operations December 1, 2011 through March 31, 2012 (1)

Total Return(2)	2.72%	6.82%	3.38%	0.04	%(3)

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period in thousands (000’s)	45,102	36,384	25,275	11,575
Net investment loss to average net assets	(1.54)%	(1.54)%	(2.14)%	(3.36	)%(4)
Ratio of net expenses to average net assets(5)	1.54%	1.54%	2.14%	3.36	%(4)
Portfolio Turnover	21.10%	18.72%	7.07%	0.00	%(3)

(1)	Fund commenced operations on December 1, 2011.
(2)	Total return assumes a purchase of an interest in the Master Fund on the first day and the sale of an interest on the last day of the period and is calculated using geometrically linked monthly returns. An individual Member’s return may vary from these returns based on the timing of Member contributions and withdrawals.
(3)	Not Annualized
(4)	Annualized
(5)	Ratio does not include expenses or performance incentive fees or allocation borne indirectly through investment in the investment funds.

 The accompanying notes are integral parts of these Financial Statements.

Ramius IDF Master Fund LLC
(a Delaware Limited Liability Company)
Notes to Financial Statements – March 31, 2015

1.	Organization

Ramius IDF Master Fund LLC (the “Master Fund”), a Delaware limited liability company, was organized on September 22, 2010 and commenced operations on December 1, 2011.  The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company.  The Master Fund’s investment objective is to seek capital appreciation with low volatility and low correlation with equity and fixed income markets.

The investment adviser of the Master Fund is Ramius Alternative Solutions LLC (the “Adviser”).  The Master Fund is a master investment portfolio in a master-feeder structure.  Ramius IDF LLC (the “Feeder Fund”) invests substantially all of its assets, directly or indirectly, in the limited liability company interests (“Interests”) of the Master Fund and has become a member of the Master Fund.  Investors who purchase Interests in the Master Fund, and other persons who acquire Interests and are admitted to the Master Fund (“Members”) by its Board of Managers (individually, a “Manager” and collectively, the “Board”), will become members of the Master Fund.  Interests are being offered solely to institutional investors that are life insurance companies and their separate accounts to fund benefits under variable annuity contracts and variable life insurance policies offered by such participating insurance companies.  The percentage of Interests owned by the Feeder Fund at March 31, 2015 was 62.8%.

The Master Fund is a fund of hedge funds and pursues its investment objective through a multi-manager, multi-strategy investment program in which assets of the Master Fund are allocated to investment funds (“Investment Funds”) managed by alternative asset managers that are private investment funds which are not registered under the 1940 Act and primarily invest or trade using investment strategies.  These strategies may include, but will not be limited to: equity- and credit-based directional, hedged and trading styles (which may include emerging markets); convertible/capital structure arbitrage; event-driven investing with respect to equity securities and distressed debt; fixed income relative value strategies and arbitrage; and discretionary global macro and commodity investments, including the use of futures and forward contracts traded on exchanges and in over-the-counter markets.

The Board has overall responsibility to manage and supervise the operations of the Master Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Master Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Master Fund as are customarily exercised by directors of a typical investment company registered under the 1940 Act and organized as a corporation. The Board has engaged the Adviser to manage the day-to-day operations of the Master Fund.

2.	Significant Accounting Policies

The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.	Basis of Accounting

The Master Fund’s accounting and reporting policies conform with United States generally accepted accounting principles (“U.S. GAAP”). The Master Fund is an investment company and follows the accounting and reporting guidelines in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946.

b.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in capital from operations during the reporting period.  Actual results can differ from those estimates.

c.	Valuation of Investments

The Master Fund computes its net asset value as of the last business day of each “fiscal period”.  Such computation is expected to occur on a monthly basis and other times at the Board’s discretion in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

Ramius IDF Master Fund LLC
(a Delaware Limited Liability Company)
Notes to Financial Statements – March 31, 2015 (continued)

The Board has approved procedures pursuant to which the Master Fund values its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of each fiscal period-end ordinarily will be the value determined as of such fiscal period end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time to the Master Fund. As a general matter, the fair value of the Master Fund’s interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from an Investment Fund if the Master Fund’s interest were withdrawn at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable.  The Master Fund, as a practical expedient, measures the fair value of an investment in Investment Funds on the basis of net asset value per share (or its equivalent).  In the event that an Investment Fund does not report a fiscal period-end value to the Master Fund on a timely basis, the Master Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well any other relevant information available at the time the Master Fund values its portfolio.

Prior to investing in any Investment Fund, the Adviser conducts a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter utilizes market values when available and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with industry practice and compatible with the valuation methods used by the Master Fund for valuing its own investments.  Prior to investing in any Investment Fund, the Adviser also confirms that the Investment Fund is obligated to inform its investors, in a timely fashion, of any material changes to its valuation methodology.

The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio.  The Adviser considers such information and may conclude in certain circumstances that the information provided by the investment manager of an Investment Fund, (an “Investment Manager”) does not represent the fair value of the Master Fund’s interests in the Investment Fund.  All of the Master Fund’s investments in Investment Funds are considered to be illiquid and as such, the valuation of these investments involves various judgments and consideration by management of factors that may be subjective.  If, based on relevant information available to the Adviser at the time the Master Fund values its portfolio, the Adviser concludes that the value provided by the Investment Fund does not represent the fair value of the Master Fund’s interests in the Investment Fund, the Adviser will take steps to recommend a fair value for the Master Fund’s interests in the Investment Fund to the Board of Managers for its consideration.  At March 31, 2015 all of the Master Fund’s investments were valued on the basis of net asset value per share (or its equivalent).

The Investment Funds record their investments at fair value in accordance with U.S. GAAP.  The Investment Funds generally hold positions in readily marketable securities and derivatives that are valued at quoted market values and/or less liquid nonmarketable securities and derivatives that are valued at estimated fair value.  Accordingly, valuations do not necessarily represent the amounts that might be realized from sales or other dispositions of investments, nor do they reflect other expenses or fees that might be incurred upon disposition.  The mix and concentration of more readily marketable securities and less liquid nonmarketable securities varies across the Investment Funds based on various factors, including the nature of their investment strategy and market forces.

Because of the inherent uncertainty of valuations of the Master Fund’s investments in Investment Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Investment Funds existed, and the differences could be material.  Net change in accumulated unrealized appreciation on investments in the statement of operations is net of fees and performance-based compensation paid to the Investment Managers.

Certain financial statements of the Investment Funds were either not available or excluded details of their investment securities portfolios.  As of March 31, 2015 the Master Fund’s management was unaware of any significant issuer concentration in the Investment Funds.

Ramius IDF Master Fund LLC
(a Delaware Limited Liability Company)
Notes to Financial Statements – March 31, 2015 (continued)

d.	Income Taxes

The Master Fund is treated as a partnership for federal income tax purposes and therefore is not subject to U.S. federal income tax.  For income tax purposes Members will be taxed upon their distributive share of each item of the Master Fund’s profit and loss.  Interest, dividends and other income realized by the Master Fund from non-U.S. sources and capital gains realized on the sale of the securities of non-U.S. issuers may be subject to withholding and other taxes levied by the jurisdiction in which the income is sourced.

The Master Fund follows the authoritative guidance on accounting for and disclosure of uncertainty in tax positions.  The Financial Accounting Standards Board (“FASB”) issued ASC 740 Accounting for Uncertainty in Income Taxes which, requires the Adviser to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority.  As of and during the year ended March 31, 2015, the Master Fund did not have a liability for any unrecognized tax benefits. The Master Fund recognizes interests and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Master Fund did not incur any interest or penalties.

The Master Fund will file tax returns as prescribed by the tax laws of the jurisdictions in which it operates.  In the normal course of business, the Master Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable.

e.	Investment Income and Realized and Unrealized Gains and Losses

The Master Fund initially records distributions of cash or in-kind securities from Investment Funds at fair value based on the information from distribution notices when distributions are received.  Thus, the Master Fund would recognize realized gains or (losses), or net investment income based upon information received regarding the distribution from the Investment Funds. Realized gains/(losses) and unrealized appreciation/(depreciation) on investments, within the Statement of Operations, includes the Master Fund’s share of unrealized gains and losses, realized undistributed gains, and net investment income or (loss) from Investment Funds for the relevant period.  Gains and losses from Investment Funds are calculated based on average cost methodology.  Purchases of investments in Investment Funds are recorded as of the first day of legal ownership of an Investment Fund.  Sales are recorded as of the last day of legal ownership or participation in an Investment Fund.  For the year ended March 31, 2015, cost of purchases and proceeds from sales of Investment Funds amounted to $12,850,000 and $7,850,338, respectively, for the Master Fund.

f.	Master Fund Expenses

The Master Fund bears all expenses incurred, on an accrual basis, in the business of the Master Fund, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Master Fund’s account; including a ratable share of the fees, expenses and incentive allocations/fees of the Investment Funds in which it invests; fees payable to the Adviser (See Note 6); legal fees; accounting, auditing, and tax preparation fees; administration and custodial fees; costs of insurance; fees of Members of the Board who are not employed by the Adviser; expenses of meetings of the Board and meetings of Members.  Expenses of the Investment Funds are not included in the expenses on the Statement of Operations and are reflected in realized and unrealized gains and losses on investments.

g.	Cash and Cash Equivalents

The Master Fund may invest in fixed-income securities, money market instruments, and money market mutual funds, or hold cash in such amounts as the Adviser deems appropriate under the circumstances.  Currently, the Master Fund does not hold any cash equivalents.

Ramius IDF Master Fund LLC
(a Delaware Limited Liability Company)
Notes to Financial Statements – March 31, 2015 (continued)

3.	Fair Value Measurements

In May 2015, the FASB issued Accounting Standards Update (ASU No. 2015-07, Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)) which amends disclosure requirements of Accounting Standards Codification Topic 820, Fair Value Measurement, for reporting entities that measure the fair value of an investment using the net asset value per share (or its equivalent) as a practical expedient. The amendments remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient, and also remove the requirements to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for the Master Fund’s fiscal years beginning after December 15, 2015 and interim periods within those fiscal years, with early application permitted. The Adviser has chosen to early adopt ASU 2015-07 as of March 31, 2015.

Investment Funds

Investment Category	Fair Value	Redemption Frequency	Range of Notice Period	Range of Redemption Restriction Terms
Credit Based(a)	$8,743,543	Quarterly	45-90 Days	0-1 Year; Up to 7% redemption fee
Event Driven(b)	9,056,885	Monthly-Quarterly	30-90 Days	0-1 Year; no redemption fee
Global Macro(c)	5,941,260	Quarterly	30-80 Days	None
Hedged Equity(d)	10,999,144	Monthly-Quarterly	20-65 Days	0-1 Year; Up to 4% redemption fee
Managed Futures(e)	1,667,479	Monthly	30 Days	1 Year; no redemption fee
Multi-Strategy(f)	2,060,003	Semi-Monthly	15 Days	None

The information summarized in the preceding table represents the general terms for the specified asset strategy.  Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole.  In addition, most of the Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.  Additional details on the terms and restrictions for each Investment Fund are included on the Schedule of Investments included with this report.

(a)Credit-Based:  This strategy aims to generate return via positions in the credit-sensitive sphere of the fixed income markets. The strategy generally involves the purchase of corporate bonds with hedging of the interest exposure.  Investment Managers can generally purchase any type of security in the capital structure, including companies suffering financial distress.  These instruments can include a myriad of securities such as corporate bonds, mortgages, suppliers’ claims and bank loans.  The portfolios in this strategy normally have low interest rate exposure.  Leverage tends to be low to moderate.  The same investment styles employed with equity-based strategies (directional, hedged and opportunistic trading) are used with respect to fixed-income securities by such Investment Managers, except that the underlying securities and other instruments employed are largely debt/fixed-income rather than equity securities.

Both the equity-based and credit-based Investment Funds described above may invest a percentage of their assets outside the U.S. or may concentrate their investments in a particular region, sector or industry, or in companies of a specific market capitalization size.  Investment Managers may lean toward or utilize exclusively a growth or value orientation, while others may employ a combination of growth and value orientation in selecting securities.  Investment Funds that invest in emerging markets incorporate equity and/or credit based investment strategies in the underlying equity and credit markets, including sovereign fixed income markets of developing countries.  The investment styles employed across such countries can include directional hedged and to a lesser degree trading based investment styles.

Ramius IDF Master Fund LLC
(a Delaware Limited Liability Company)
Notes to Financial Statements – March 31, 2015 (continued)

(b)Event-Driven Funds: This category includes Investment Managers employing strategies that involve investing in opportunities created by significant corporate events, such as mergers, acquisitions or other special situations which alter a fund’s financial structure or operating strategy: restructuring, liquidations, spin-offs, etc.  Risk management and hedging techniques may be employed in an attempt to protect the portfolio from deals that fail to materialize.  In addition, accurately forecasting the timing of a transaction is an important element impacting the realized return.  The use of leverage may vary considerably.  The two broad categories investments will be made in are equity based and debt orientated event-driven investments.  Positions may be taken in related securities of different companies or in different securities of the same issuer (such as equity/fixed-income securities or different types of fixed-income securities) for the purpose of arbitraging differences in their respective prices.

(c)Discretionary Global Macro Hedge Funds: This category includes Investment Funds that typically make leveraged investments on anticipated price movements of stock markets, interest rates, foreign exchange currencies and commodities.  Global macro Investment Managers typically employ a “top-down” global approach and may invest in any market, using any instrument to participate in expected market movements.  These movements may result from forecasted shifts in world economics, political fortunes or global supply and demand for resources, both physical and financial.  Global macro Investment Managers generally create their investment positions by investing in stocks, bonds, futures, options, swaps, currencies and over-the-counter derivatives.  The “discretionary” style is meant to differentiate this subjective approach from a systematic trading approach such as those followed by commodity trading advisors (“CTAs”) in connection with futures contracts in areas such as precious metals (gold, silver), grains (soybeans, corn, wheat), equity indexes (S&P futures, Dow futures, NASDAQ 100 futures), soft commodities (cotton, cocoa, coffee, sugar) as well as foreign currency and U.S government bond futures.  CTAs’ trades are rules- or strictly quantitatively-based, and are executed predominantly in futures and forward contracts.  Among other things, CTAs can be differentiated by the use of technical and/or fundamental inputs, the frequency of the trading approach, the level of leverage utilized, and the markets traded.  The discretionary global macro strategy typically employs macroeconomic principles as well as price-orientated information to identify dislocations in asset prices on a global basis.  Trades are generally classified as either outright directional or relative value in nature.

(d)Equity Based: Investment Funds where the Investment Managers construct portfolios consisting of long and short equity positions across global equity markets, with a strong focus on capital preservation and alpha generation, and with leverage commonly employed.  The Investment Manager’s stock picking ability, on both the long and the short side, is key to the success of these Investment Funds.  The short positions may be opportunistic or instituted solely for hedging purposes.  Individual stock options may be used in place of a short equity position and equity index options may be used as a portfolio hedge. This classification is very broad, and key factors driving investment performance vary with each investment style as does the expected rate of change in market exposures employed by the Investment Manager.  The dominant investment style that Investment Managers are expected to employ is described below.

●
Directional Investment Style - This style centers on valuation of the underlying instruments and investment as well as the market as whole to be favorable.  In addition the Investment Manager is not expected to change its net market exposure dramatically over a six month period even as the overall market environment itself changes.

●
Hedged Investment Style - This style is more flexible in the rate of change that such Investment Managers make to the gross and net exposure of their underlying portfolios. A stable and significant degree of dispersion across securities is an important driver of return across an Investment Manager’s gross portfolio exposure.

●
Trading Investment Style – This trading investment style seeks to profit from higher levels of realized market volatility giving rise to shorter term price momentum and mean reversion trading opportunities.  The Investment Funds typically invest in a portfolio of long and short equity positions, with leverage commonly employed.  Investment Managers employ a high degree of flexibility in how they change their overall exposure to the market for both return and risk management reasons.

Ramius IDF Master Fund LLC
(a Delaware Limited Liability Company)
Notes to Financial Statements – March 31, 2015 (continued)

(e)Managed futures: Investment Funds (often referred to as CTAs or Commodity Trading Advisors) that typically focus on investing in listed bond, equity, commodity futures and currency markets, globally. Managed futures fund managers tend to employ systematic trading programs that largely rely upon historical price data and/or market trends. A significant amount of leverage is often employed since the strategy involves the use of futures contracts. CTAs tend not to have a particular bias towards being net long or net short in any particular market.

(f)Multi-strategy: Investment Funds that generally specialize in convertible bond arbitrage, fixed income arbitrage, distressed securities, event driven and merger arbitrage.  Depending on the opportunities offered by the markets, the fund manager decides which percentage of their capital they intend allocating to the single strategies: this way the fund manager can seek to capture multiple opportunities, without having to invest along a specific strategy that under given market circumstances could prove unprofitable. Another advantage brought by multi-strategy is the diversification of return sources across multiple strategies.

In addition to the above strategies, some multi-strategy funds allocate part of their capital to long/short equity, statistical arbitrage and other minor strategies, like PIPEs or energy trading.

4.	Allocation of Members’ Equity

The net profits or net losses of the Master Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or unrealized depreciation of securities positions) are credited to or debited against the capital accounts of Members at the end of each fiscal period in accordance with their respective investment percentages for the period.  Each Member’s investment percentage is determined by dividing as of the start of a fiscal period the balance of the Member’s capital account by the sum of the balances of the capital accounts of all Members.

5.	Contributions for and Repurchase of Interests

The Master Fund accepts initial and additional contributions for Interests as of the first day of each month.  All contributions are subject to the receipt by the Master Fund of cleared funds prior to the applicable contribution date in the full amount of the contribution.  The Master Fund reserves the right to reject any contribution for Interests and may, in its sole discretion, suspend the offering of contributions for Interests at any time.

The Master Fund will from time to time offer to repurchase Interests pursuant to written tenders by Members.  Repurchase offers will be made at such times and in such amounts as may be authorized by the Board, in its sole discretion.  The Board will consider the following factors, among others, in making this determination:  (i) whether Members have requested that the Master Fund repurchase their Interests or portions thereof; (ii) the liquidity of the Master Fund’s assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Master Fund; (iv) the relative economies of scale with respect to the size of the Master Fund; (v) the history of the Master Fund in repurchasing Interests or portions thereof; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

In determining whether to authorize such a repurchase of Interests and the terms of such an offer, the Board will also consider all pertinent factors, including whether any Investors have a need to withdraw capital from the Master Fund to pay benefits under variable annuity contracts as a result of premium payments, surrender and transfer requests, or transaction requests from the owners of variable annuity contracts (or their annuitants or beneficiaries).  The Board will also consider the recommendations of the Adviser.  The Adviser expects that generally it will recommend to the Board that the Master Fund offer to repurchase Interests from Members four times each year, based on the value of Interests determined as of the end of each calendar quarter.

6.	Advisory Fees, Directors’ Fees and Expenses of Managers

Pursuant to an investment advisory agreement between the Master Fund and the Adviser (the “Advisory Agreement”), the Adviser is responsible for developing, implementing and supervising the Master Fund’s investment program and providing day-to-day management services to the Master Fund.

Ramius IDF Master Fund LLC
(a Delaware Limited Liability Company)
Notes to Financial Statements – March 31, 2015 (continued)

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Master Fund pays the Adviser a fee computed at the monthly rate of 0.0625% (0.75% on an annualized basis) of the net assets of the Master Fund determined as of the first business day of each calendar month (including the amount of any capital contributions to the Master Fund made as of such date), which fee is due and payable in arrears within five business days after the end of each fiscal quarter (the “Advisory Fee”).

Each member of the Board who is not an “interested person,” as defined by the 1940 Act, of the Master Fund (collectively, the “Independent Managers”) is paid an annual retainer in the aggregate amount of $15,000 divided evenly between the Master Fund and the Feeder Fund.  The Master Fund also reimburses the Independent Managers for their reasonable out-of-pocket expenses.

7.	Administration Agreement

The Master Fund has retained UMB Fund Services to provide various administration services including fund accounting, investor accounting, and taxation services.  In consideration for these services, the Master Fund pays the Administrator a quarterly fee of $21,750 ($87,000 annually).  This consists of $32,000 for Regulatory Administration, $40,000 for Financial Accounting and Investor Reporting, $5,000 for Audit Coordination and $10,000 for Tax Preparation.  The Administrator also serves as the transfer agent for Interests.

8.	Compliance Services

Under the terms of the Compliance Services Agreement between the Master Fund and the Feeder Fund (the “Funds”) and Cipperman Compliance Services, LLC (“Cipperman”), Cipperman provided compliance services to the Funds for the year ended March 31, 2015.  The Chief Compliance Officer of Cipperman reports directly to the Board and oversees an annual review of the policies and procedures of the Funds and their service providers, provides a written report to the Board annually and keeps the Board apprised of any material compliance events.

9.	Contingencies and Commitments

In the normal course of business, the Master Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred.

The Master Fund’s Limited Liability Company Agreement (the “Master Fund Agreement”) provides that a Manager shall not be liable to the Master Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager’s services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager’s office.  It also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Master Fund (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager’s activities on behalf of the Master Fund.  Managers shall not be personally liable to any Member for the repayment of any positive balance in the Member’s capital account or for contributions by the Member to the capital of the Master Fund.  The rights of indemnification and exculpation provided under the Master Fund Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Master Fund Agreement to the fullest extent permitted by law.

10.	Risk Factors

The Master Fund’s investment program is speculative and entails substantial risks.  There can be no assurance that the Master Fund’s investment objective will be achieved.  The Master Fund’s performance depends upon the performance of the Investment Funds with which the Master Fund invests, and the Adviser’s ability to select, allocate and reallocate effectively the Master Fund’s assets among them.  Use of leverage, short sales and derivative transactions by an Investment Fund can, in certain circumstances, result in significant losses.  The value of an investment in the Master Fund will fluctuate with changes in the values of the Master Fund’s investments.

Ramius IDF Master Fund LLC
(a Delaware Limited Liability Company)
Notes to Financial Statements – March 31, 2015 (continued)

Interests in the Master Fund provide limited liquidity because Members will not be able to withdraw Interests on a daily basis due to the fact that the Master Fund is a closed-end fund.  Therefore investment in the Master Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.  No guarantee or representation is made that the investment objective will be met.

The Master Fund’s capital invested in the Investment Funds can be withdrawn on a limited basis.  As a result, the Master Fund may not be able to liquidate quickly some of its investments in the Investment Funds in order to meet liquidity requirements.

There are a number of other risks to the Master Fund.  Four principal types of risk that can adversely affect the Master Fund’s investment approach are market risk, tax risk, investment strategy risk, and manager risk.  Another potential risk exists if the Master Fund chooses to invest its cash into short-term interest bearing deposit accounts.  Such invested amounts may exceed federally insured limits.  A further discussion of the risks associated with an investment in the Master Fund is provided in its Confidential Private Placement Memorandum.

11.	Subsequent Events

The Master Fund has evaluated all subsequent events from the balance sheet date through the date the financials were available to be issued and has determined that no additional disclosures are required.

Ramius IDF Master Fund LLC
(a Delaware Limited Liability Company)
Fund Management – March 31, 2015 (unaudited)

Information regarding each of the Managers and officers of the Master Fund, including their principal occupations during the past five years, is set forth in the chart below.  The business address of each Manager and officer is c/o Ramius IDF Master Fund LLC, 830 Third Avenue 4th Floor, New York, NY 10022.

NAME, YEAR OF BIRTH AND POSITION WITH THE MASTER FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER1	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Disinterested Managers
Stephen C. Roussin (Born in 1963) Manager	Term – Indefinite; Length – Since June, 2011	Campbell & Co., President (2011 – 2012) UBS Wealth Management, Managing Director, Head of Investment Solutions (2004 through 2009)	2	N/A
Jonas B. Siegel (Born in 1943) Manager	Term – Indefinite; Length – Since June, 2011	Granite Capital International Group, L.P., Managing Director, Chief Administrative Officer and Chief Compliance Officer (“CCO”) (1994-2011) Granum Series Trust, Vice President, Secretary, Treasurer and CCO (1997-2007) Granum Securities, LLC, President, Chief Administrative Officer and CCO (1997-2007)	2	Independent Trustee of Gottex Endowment Strategy Fund (open-end fund) Member of the Board of Trustees, Trust for Professional Managers (open-end management investment company)
Interested Manager and Officer
Stuart Davies2 (Born in 1969) Manager Co-Chief Executive Officer	Term – Indefinite; Length – Officer Since June, 2011 Manager Since February, 2014	Ramius Alternative Solutions LLC, Managing Director and Chief Investment Officer Ivy Asset Management, Managing Director and Global Head of Investments	2	N/A

Ramius IDF Master Fund LLC
(a Delaware Limited Liability Company)
Fund Management – March 31, 2015 (unaudited) (continued)

Officers who are not Managers
Vikas Kapoor (Born in 1971) Co-Chief Executive Officer	Term – Indefinite; Length – Since June, 2011	Ramius Alternative Solutions LLC, Managing Director and Head of Portfolio Construction and Risk Management Arden Asset Management, Managing Director	N/A	N/A
Stuart Gallin (Born in 1974) Chief Financial Officer	Term – Indefinite; Length – Since September, 2013	Ramius Alternative Solutions LLC, Director and Head of Accounting & Operations Terrapin Asset Management, LLC, Chief Financial Officer	N/A	N/A
Brian Ferko (Born in 1971) Chief Compliance Officer	Term – Indefinite; Length – Since June, 2011	Aberdeen Asset Management Inc, Head Compliance US and Chief Compliance Officer	N/A	N/A

1	The Fund Complex also includes the Feeder Fund.

2	Manager is an “interested person” (as defined by the 1940 Act) of the Master Fund.

The Managers serve for terms of indefinite duration.  A Manager’s position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy.  A Manager may resign at any time (upon prior written notice to the other Managers), and may be removed either by vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.  In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds (2/3) of the Managers then serving have been elected by Members.  The Board may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who were elected by Members cease to constitute a majority of the Managers then serving.

Ramius IDF Master Fund LLC
(a Delaware Limited Liability Company)
Other Information – March 31, 2015

Proxy Voting

The Master Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Master Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling 1-800-SEC-0330 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Master Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Privacy Notice

PRIVACY NOTICE
OF
RAMIUS IDF LLC AND RAMIUS IDF MASTER FUND LLC

An important part of our commitment to you is our respect to your right to privacy.  Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you.  This Privacy Notice sets forth the policies of Ramius IDF LLC and Ramius IDF Master Fund LLC (the “Funds”) with respect to the collection, sharing and protection of non-public personal information of the Funds’ investors, prospective investors and former investors.  These policies may be changed at any time, provided that a notice of such change is given to you.  Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Funds.  We may use this information to effectively administer our customer relationship with you.  It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements.  These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Funds’ investors, prospective investors or former investors to third parties, except as permitted or required by law.  We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator.  We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements.  We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them.  We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order.  Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies.  We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

Item 2.  Code of Ethics.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer and principal financial officer.  A copy of this code of ethics is incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2012.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(e) Not applicable.

(f)
(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(2) Not applicable.
(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

(a)
(1)
(i) The Registrant’s board of managers has determined that the Registrant has an audit committee financial expert serving on its audit committee
(ii) Not applicable.

(2) Manager Jonas Siegel has been named the audit committee financial expert and he is “independent” as such term is defined in Item 3 of Form N-CSR.

(3) Not applicable.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees.

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are as follows:

Fiscal year ended March 31, 2014	$37,080
Fiscal year ended March 31, 2015	$37,080

(b) Audit-Related Fees.

None.

(c) Tax Fees.

The aggregate fees billed for professional services rendered by the principal accountant for review of tax filings and tax advice are as follows:

Fiscal year ended March 31, 2014	$0
Fiscal year ended March 31, 2015	$0

(d) All Other Fees.

None.

(e)
(1) The Registrant’s audit committee has adopted an Audit Committee Charter (the “Charter”) that requires that the audit committee review the scope and plan of the independent public accountants’ annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.  The Charter does not permit delegation of these responsibilities.

(2) During fiscal year 2015, 100% of the services provided by the Registrant’s principal accountant described in paragraph (b) – (d) of this Item were pre-approved by the audit committee.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $316,000 for 2014 and $567,689 for 2015.

(h) The registrant’s audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

The schedule of investments in securities in unaffiliated issuers is included as part of the report to members filed under Item 1 hereto.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

RAMIUS IDF LLC AND RAMIUS IDF MASTER FUND LLC

RAMIUS ALTERNATIVE SOLUTIONS, LLC

PROXY VOTING POLICY AND PROCEDURES

The Firm will accept discretionary authority over a client’s proxy if the Firm has discretionary authority over the client’s advisory account and the advisory contract does not expressly state that the Firm will not be voting proxies or the client does not retain voting authority.

The Firm may utilize a third party service provider for proxy voting matters.  Designated supervisor(s) (“voting officer(s)”) have been delegated the authority for monitoring proxy actions, making voting decisions in accordance with these policies, and ensuring that proxies are submitted in a timely manner.  The applicable voting officer will also be responsible for ensuring that clients’ requests for these proxy voting policies and procedures and/or their voting information is responded to effectively within a prompt time period.

In voting proxies, the Firm will vote strictly in accordance with the best interests of the beneficiaries and in light of the purposes for which each individual account was created.  The Firm will generally support the management nominees of the issuer, because the company knows the individuals best to lead it.  In addition, proxies will generally be voted along management’s guidelines as indicated on the proxy.  The review of long-term and short-term advantages will be weighed when making these decisions.

Support will be given for proposals that support shareholder rights and increase management accountability to the shareholders without sacrificing management’s flexibility.

In some situations, the Firm expects that proxies could request the Firm to vote in favor of measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security in question.  However, the Firm still anticipates voting proxies in favor of management despite any reduction in rights, powers and authority, and/or increase the duties and obligations if (a) the Firm reasonably believes that continuing to hold such security has a reasonable probability of conferring client benefits outweighs the adverse affect on the client of such proxy request; and (b) the approval of such proxy would not result in the Firm violating applicable investment objectives, policies or restrictions.

Unless a proxy is passed on to an authorized voter, the Firm will record the date proxies are voted, and those not voted will be specified with the underlying reason.  Each item to be voted on should be voted separately and individually, not voted in blank.  The proxy must be dated and signed in the Firm’s name and the capacity in which it serves should be on the proxy, plus the voting officer’s name and title.  The applicable voting officer is responsible for ensuring that the following proxy records are maintained for five (5) years, the first two in an appropriate office of the Firm:

1.	Records of proxy statements received regarding client securities;

2.	Records of each vote cast by the Firm on behalf of a client;
3.	Copies of any document created by the Firm that was material to making a decision on voting clients’ securities;
4.	Records of all communications received and internal documents created that were material to the voting decision; and
5.	Each written client request for proxy voting information and the Firm’s written response to such client request (written or oral) for proxy voting information.
6.	Documentation noting the rationale behind each proxy vote decision made.

If the Firm utilizes a third–party, service provider for proxy voting, the Firm will rely on the provider to maintain proxy statements and records of proxy votes cast.  The Firm will obtain an undertaking from the third party to provide a copy of the documents promptly upon request.

The applicable voting officer shall be responsible for determining whether a proxy raises a conflict of interest with respect to the Firm.  The voting officer will determine, based on a review of the issues raised by the conflict of interest, the nature of the potential conflict and, most importantly, given the Firm’s commitment to vote proxies in the best interests of client accounts, how the proxy will be handled.

The Firm is aware of the following potential conflicts that could exist:

●	The Firm receives increased compensation as a result of the proxy vote due to increased or additional fees or other charges to be paid by the client.
●
The Firm retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer subject to a proxy.  This type of relationship may influence the Firm to vote with management on proxies to gain favor with management.

●
The Firm retains a client or investor, or is in the process of retaining a client or investor that is an officer or director of an issuer that is held in a client’s portfolio.  The similar conflicts of interest exist in this relationship as discussed above.

●
The Firm’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.  For example, the spouse of a Firm employee may be a high-level executive of an issuer that is held in a client’s portfolio.  The spouse could attempt to influence the Firm to vote in favor of management.

●
The Firm or an employee personally owns a significant number of an issuer’s securities that are also held in a client’s portfolio. For any number of reasons, an employee may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy.  The employee could oppose voting the proxies according to the policy and successfully influence the Firm to vote proxies in contradiction to the policy.

The Firm realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Firm’s Chief Compliance Officer and applicable voting officer of any material conflict that may impair the Firm’s ability to vote proxies in an objective manner.

The applicable voting officer will perform one of the following duties as a result:

1.	Vote the proxy in accordance with the Firm’s proxy policies;
2.	Disclose the conflict to the client(s), providing sufficient information regarding the matter and the nature of the Firm’s conflict, and obtaining consent before voting;
3.	Employ an outside service provider to advise in the voting of the proxy;
4.	Employ an outside service provider to vote the proxy on behalf of the Firm and its clients; or
5.	Decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the clients of voting the proxy.

The applicable voting officer will document all instances where a proxy involved a conflict of interest, including the nature and the circumstances of the conflict, the steps taken by the Firm to resolve the conflict of interest, and the vote(s) as a result.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) Portfolio Management:  The day-to-day management of the Master Fund’s portfolio, subject to such policies as may be adopted by the board of managers of the Master Fund, will be the responsibility of the Adviser’s Investment Management Committee (the “Portfolio Manager”), which is made up of the following individuals: Stuart Davies, Vikas Kapoor and Stuart Gallin.

Stuart Davies, the Co-Chief Executive Officer, has been an Officer since June, 2011 and an Interested Manager since February, 2014 of Ramius IDF Master Fund LLC.  Mr. Davies serves as principal manager of the Board of Managers (the “Principal Manager”) and is Managing Director and Chief Investment Officer of Ramius Alternative Solutions LLC.  Prior to that Mr. Davies was Managing Director and Global Head of Investments with Ivy Asset Management.

Vikas Kapoor, the Co-Chief Executive Officer, has been an Officer of Ramius IDF Master Fund LLC since June, 2011.  Mr. Kapoor is Managing Director and Head of Portfolio Construction and Risk Management of Ramius Alternative Solutions LLC.  Prior to that Mr. Kapoor was Managing Director with Arden Asset Management.

Stuart Gallin, Head of Accounting & Operations, has been an Officer of Ramius IDF Master Fund LLC since September, 2013.  Mr. Gallin is Head of Accounting & Operations of Ramius Alternative Solutions LLC.  Prior to that Mr. Gallin was Chief Financial Officer of Terrapin Asset management, LLC.

(2) The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2015.

Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Number	Total Assets	Number	Total Assets	Number	Total Assets
3	$133,476,334	13	$3,468,419,918	6	$176,241,429

Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
0	$0	4	$2,353,831,397	0	$0

The Adviser and its affiliates and their members, partners, officers and employees carry on substantial investment activities for their own accounts and for other registered investment companies, private investment funds, institutions and individual clients (collectively, the “Clients”). Neither the Company nor the Master Fund has any interest in these activities.  The Adviser and its officers will be engaged in substantial activities other than on behalf of the Company and may have conflicts of interest in allocating their time and activity between the Company and such other activities. The Adviser and its officers and employees will devote so much time to the affairs of the Company and the Master Fund as in their judgment is necessary and appropriate.

(3) The Portfolio Manager members’ compensation is a combination of a fixed salary and a discretionary bonus.  The Adviser pays its portfolio managers’ compensation in cash and a portion in Cowen stock. The discretionary bonus is not tied entirely to the performance or the value of assets of any funds managed by the Adviser.  The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the company and the Adviser, execution of managerial responsibilities, quality of client interactions and teamwork support.  As part of their compensation, portfolio managers also have 401k plans that enable employees to direct a percentage of their pre-tax salary and bonus into a tax-qualified retirement plan.

(4) The following table sets forth the dollar range of interests beneficially owned by the portfolio managers as of March 31, 2015.

Portfolio Manager	Dollar Range
Stuart Davies	$0
Vikas Kapoor	$0
Stuart Gallin	$0

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

 Not applicable.

Item 11.  Controls and Procedures.

(a)
The Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective based on their evaluation of the Disclosure Controls and Procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)
(1)	Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2012.

(2)	Certifications, as required by Rule 30a-2(a) under the 1940 Act, for the Principal Executive Officer and Principal Financial Officer are filed herewith.

(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ramius IDF Master Fund LLC

By (Signature	/s/ Stuart Davies
and Title)	Stuart Davies
Principal Executive Officer
Date	June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature	/s/ Stuart Davies
and Title)	Stuart Davies
Principal Executive Officer
Date	June 4, 2015

By (Signature	/s/ Stuart Gallin
and Title)	Stuart Gallin
Principal Financial Officer
Date	June 4, 2015